CAPITAL
                                                                    APPRECIATION
                                                                           TRUST




                               [GRAPHIC OMITTED]
         FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.














                                 ANNUAL REPORT
                             INVESTMENT PERFORMANCE
                               FOR THE YEAR ENDED
                                AUGUST 31, 1999


                                [HERITAGE LOGO]
                              --------------------
                              CAPITAL APPRECIATION
                                   TRUST(TM)
                              --------------------

                                                               October 11, 1999

Dear Fellow Shareholders:

     On behalf of all of us at Heritage, I am pleased to report to you on another successful year for Heritage Capital Appreciation Trust (the "Fund") for the fiscal year ended August 31, 1999. For this period the Class A, B and C Shares of your Fund returned +41.18%*, +40.27%* and +40.29%*, respectively. For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S & P 500") returned +39.80%.

     Over longer term periods, your Fund has also delivered strong positive results. Shown below are average annual returns through September 30, 1999, net of all expenses and maximum front- and back- end sales charges, as applicable. Obviously, if you did not incur sales charges during these periods, your own returns would be higher.

                               CLASS A**    CLASS B**     CLASS C**
                               ---------    ---------     ---------
  One Year ...............      +28.73%      +30.28%       +34.28%
  Three Year .............      +28.10%        N/A         +29.45%
  Five Year ..............      +23.04%        N/A           N/A
  Ten Year ...............      +15.13%        N/A           N/A

     Recently this performance has been recognized by many independent outside rating services and publications, including FORBES magazine, where your Fund was included along with only 14 other funds in the FORBES Honor Roll(a), and Morningstar Inc., where your Fund, based on 3, 210 domestic equity funds, was rated 5-stars(b) for the overall period ended September 30, 1999. The FORBES Honor Roll ranking was based on 1,231 stock, balanced, foreign and global funds for the period August 31, 1987 to June 30, 1999.

     As Herb Ehlers points out in the letter that follows, investing is a long-term proposition, one that sometimes has, and again will, test our patience. Please bear in mind that the extraordinary absolute returns your Fund has produced recently should not be considered normal. We do believe, however, that Herb Ehlers' philosophy that "Wealth is created through the long-term ownership of a growing business" will continue to make sense as an investment strategy through any market environment. Herb and his team at our subadviser, Goldman Sachs Asset Management, will continue to focus on investing in growing companies with recurring revenue streams, high free cash flow, dominant market shares, pricing control and stock prices that are below the subadvisor's estimates of the companies' true values. While not all companies we own will meet all of these criteria, our portfolio, as a whole is comprised of companies that we believe are well positioned for attractive future returns.

     Thank you for your continuing investment in Heritage Capital Appreciation Trust. If there are ever any suggestions you would like to share with us about ways we could better serve you, please call us at 800-709-3863 (FUND).

                                        Sincerely,


                                        /s/ STEPHEN G. HILL
                                        -------------------
                                        Stephen G. Hill
                                        President

----------
  * These returns are calculated without the imposition of front- or back-end sales charges.
 ** Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance numbers reflect the current maximum front-end sales load for Class A Shares of 4.75%. These numbers also reflect a contingent deferred sales load (CDSL) on Class B Shares of 5% on redemptions made within the first year of purchase, declining to 0% over six years. A 1% CDSL for Class C Shares is charged on redemptions made within 12 months of purchase.
(a) The funds listed in the FORBES Honor Roll pass a stringent group of screens for long-term after-tax performance, bull- and bear-market performance and manager tenure for the period 8/31/87 to 6/30/99. The performance numbers used for the Fund did take into account front-end sales charges. Past performance is no guarantee of future results.
(b) Morningstar, Inc. brings both performance and risk together into one evaluation. Heritage Capital Appreciation Trust Class A Shares also received a 5-star rating out of 3,210 and 2,010 domestic equity funds, respectively for the three- and five-year periods ended September 30, 1999. For the ten-year period ended September 30, 1999, the Fund received a 4-star rating out of 751 domestic equity funds. These ratings are subject to change every month. The top 10% of domestic equity funds receive five stars and the next 22.5% receive four stars. The performance numbers used for the Fund did take into account front-end sales charges. Past performance is no guarantee of future results.

                                                                 October 5, 1999

Dear Fellow Shareholders:

     The performance results for the Heritage Capital Appreciation Trust ("HCAT") for the fiscal year ended August 31, 1999 were just almost unbelievable. By the way, as I mentioned in my last letter, I'll be referring to HCAT as "our Fund" since we're all shareholders together. Our Fund's Class A shares net asset value was up 41.2%* compared to 39.8% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), and ranked in the top 17%** of its Morningstar peer group (Large Blend). For the three years ended August 31, 1999, our Fund's Class A shares value was up at an annual rate of 31.8%* per year compared to 28.6% for the S&P 500, and ranked in the top 1%** of 534 funds in its Morningstar peer group.

     I must stop here and mention my usual words of caution regarding these terrific performance returns. I have two thoughts related to our Fund's performance. First, it really is a phenomenal performance on both an absolute and relative basis (compared to both the S&P 500 and the Morningstar peer group). Second, it is unlikely to occur again for quite some time. As we all must know, earning 41.2% in one year and an annual rate of 31.8% over three years is just unsustainable. At those rates we'd own all the dollars in existence within a lifetime! Indeed, even 15% per year is a difficult rate to achieve over long periods of time; for example, at 15% per year, $100,000 increases in value to $100 million in 50 years.

     By the way, I also make similar comments when performance isn't quite so good. So, let's all keep in mind that investing is a marathon, not a sprint. Performance plays out over very long periods of time. Our Fund's performance in future time periods may not be quite so good as in recent time periods. Of course, I have no idea of when those future time periods might be. Let's all hope they're many years away. But when our Fund's performance and the stock market returns aren't quite so impressive, we should still feel comfortable that our Fund owns what we believe to be good companies - leaders in their industries in many cases, and with excellent management. Over the long-term, we believe our Fund's portfolio of companies should be able to achieve increased earnings, high returns on capital, and increased value. If so, over the long-term, the stocks of these companies should produce reasonable returns.

     During the twelve months ended August 31, 1999, our Fund benefited from its holdings in various growth industries including broadcasting, internet, retailing, entertainment, and telecommunications.

     Our Fund had six stocks which more than doubled in the past year: AES Corporation, one of the largest independent power producers in the world; Valassis Communications, a leading marketing services firm featuring free-standing newspaper inserts; Westwood One, a radio network providing news, sports, weather, music, talk, traffic and entertainment to radio stations nationwide; Telephone & Data Systems, an independent local telephone and wireless (cellular) phone company; First Data Corporation, a computer services firm; and Telecommunications Inc., the largest cable TV company in the nation, which was acquired by AT&T.

     As I mentioned in my last letter to shareholders, Telephone & Data Systems ("TDS") is finally, after ten years of flat stock performance, producing strong stock performance. As of this letter, this stock almost tripled since August 31, 1998. Our patience, long tested, is finally being rewarded. TDS remains one of the turtles in that well-known race with the hare.

----------------
 * These returns are calculated without the imposition of front-end sales charges.
** Morningstar, Inc. performance rankings for the Heritage Capital Appreciation
   Trust Class A Shares were based on a quantitative measure of risk-adjusted returns. This measure calculated by Morningstar shows how well a fund has balanced risk and return relative to other funds in the same category. For the 1-year period ended August 31, 1999, the Fund was ranked in the 17th percentile out of 856 large blend funds. For the 3-year period ended August 31, 1999, the Fund was ranked in the 1st percentile out of 534 large blend funds. The performance numbers used for the Fund did not take into account front-end sales charges. See the previous letter by Stephen G. Hill for a full statement of returns. Past performance is no guarantee of future results.

     As with any portfolio of 45 stocks, our Fund has had its usual share of disappointments (I.E. company fundamentals less than we expected and a stock which declines). Service Corp International ("SRV"), the largest funeral home and cemetery company in the world, continues to surprise us with adverse news regarding its operations. As of fiscal year end, that stock had declined 58% and has since declined another 43%. We're still holding most of our position, but our patience is being tested. I keep asking myself, how difficult can the funeral home/cemetery business be? Other stocks on the "disaster board" include Waste Management, the largest waste company in the world, and McKesson HBOC, a drug wholesaler and computer software firm. The latter two stocks have been sold, so at least they'll be off the "disaster board" next year.

     Our Fund's portfolio continues to emphasize media, entertainment, pharmaceutical, and tele-communications stocks. We believe that these sectors of the economy should continue to prosper as the economy grows during the next decade.

     We remain long-term bullish on America and the stock market. Over a long time horizon, stocks have produced excellent results compared to inflation and most other investment alternatives.

     As we enter the next millennium, there are many reasons to be optimistic about the world, America's economy and the stock market. But, more on all of that, plus the phenomenal last 25 years in my next shareholder letter.

                                        Sincerely,


                                        /s/ HERBERT E. EHLERS
                                        ---------------------
                                        Herbert E. Ehlers

                                        Managing Director
                                        Goldman Sachs Co.

                                        Chief Investment Officer
                                        Growth Equity Strategy
                                        Goldman Sachs Asset Management

                         GROWTH OF A $10,000 INVESTMENT
         SINCE SEPTEMBER 1, 1989 OF HERITAGE CAPITAL APPRECIATION TRUST
                                 CLASS A SHARES



                                [GRAPH OMITTED]




                         GROWTH OF A $10,000 INVESTMENT
             SINCE INCEPTION OF HERITAGE CAPITAL APPRECIATION TRUST
                       CLASS B SHARES ON JANUARY 2, 1998



                               [GRAPHIC OMITTED]




The Value Line Index does not include reinvestment of dividends.

----------------
* Average annual returns for Heritage Capital Appreciation Trust Class A and B Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a 4% contingent deferred sales load for Class B Shares and reinvestment of dividends for Class A and B Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                         GROWTH OF A $10,000 INVESTMENT
             SINCE INCEPTION OF HERITAGE CAPITAL APPRECIATION TRUST
                        CLASS C SHARES ON APRIL 3, 1995



                               [GRAPHIC OMITTED]



The Value Line Index does not include reinvestment of dividends.

----------------
* Average annual returns for Heritage Capital Appreciation Trust Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.


                      ANNUAL RETURN FOR CLASS A SHARES OF
                      HERITAGE CAPITAL APPRECIATION TRUST



                               [GRAPHIC OMITTED]



These returns are calculated without the imposition of front-end sales charges. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                    MARKET
     SHARES                                          VALUE
     ------                                         ------

COMMON STOCK--94.8%(a)
----------------------

  ADVERTISING/COMMUNICATIONS--0.5%
  --------------------------------
   37,000   Outdoor Systems Inc. * ...........   $ 1,195,563
                                                 -----------
  BANKING--2.0%
  -------------
   76,200   State Street Corporation .........     4,562,475
                                                 -----------
  BEVERAGES--0.8%
  ---------------
   48,000   PepsiCo, Inc. ....................     1,638,000
                                                 -----------
  BROADCASTING--21.5%
  -------------------
   42,700   AMFM Inc. * ......................     2,102,975
  291,000   AT&T - Liberty Media Group,
              Class "A" * ....................     9,312,000
  112,000   Cablevision Systems
              Corporation, Class "A" * .......     7,910,000
  120,400   CBS Corporation ..................     5,658,800
  142,349   Clear Channel
              Communications Inc. * ..........     9,973,327
  101,400   Infinity Broadcasting
              Corporation, Class "A" * .......     2,744,138
  129,700   MediaOne Group Inc. * ............     8,527,775
   54,000   Westwood One, Inc. * .............     2,072,250
                                                 -----------
                                                  48,301,265
                                                 -----------
  COSMETICS/TOILETRIES--1.8%
  --------------------------
   67,200   Avon Products, Inc. ..............     2,948,400
   22,000   Colgate-Palmolive Company ........     1,177,000
                                                 -----------
                                                   4,125,400
                                                 -----------
  DATA PROCESSING--4.0%
  ---------------------
  160,000   First Data Corporation ...........     7,040,000
   70,000   Checkfree Holdings
              Corporation * ..................     2,047,500
                                                 -----------
                                                   9,087,500
                                                 -----------
  ENTERTAINMENT--3.7%
  -------------------
  140,000   Time Warner, Inc. ................     8,303,750
                                                 -----------
  FINANCE--7.8%
  -------------
   55,400   AMBAC Financial Group, Inc. ......     2,925,813
   83,300   Fannie Mae .......................     5,175,013
  127,300   Freddie Mac ......................     6,555,950
  118,000   MBNA Corporation .................     2,913,125
                                                 -----------
                                                  17,569,901
                                                 -----------
  FOOD--2.8%
  ----------
   98,000   Nabisco Group Holdings
              Corporation ....................     1,739,500
   76,300   Ralston Purina Group .............     2,098,250
   31,400   Wm. Wrigley Jr. Company ..........     2,459,012
                                                 -----------
                                                   6,296,762
                                                 -----------
  HOTELS/MOTELS/INNS--0.9%
  ------------------------
   57,400   Marriott International, Inc.,
              Class "A" ......................     1,965,950
                                                 -----------

                                                    MARKET
     SHARES                                          VALUE
     ------                                         ------

 COMMON STOCKS (CONTINUED)
 -------------------------

  INSURANCE--2.6%
  ---------------
   30,096   American International
              Group, Inc. ......................   2,789,523
   84,400   Nationwide Financial
              Services, Inc., Class "A" ........   3,080,600
                                                 -----------
                                                   5,870,123
                                                 -----------
  INTERNET--1.0%
  --------------
   57,788   Excite@Home Corporation,
              Series "A" * .....................   2,318,744
                                                 -----------
  LEISURE/AMUSEMENT--0.3%
  -----------------------
   29,350   Hasbro, Inc. .......................     717,240
                                                 -----------
  PHARMACEUTICAL--10.1%
  ---------------------
   68,300   American Home Products
              Corporation ......................   2,834,450
   85,500   Bristol-Myers Squibb Company .......   6,017,063
  154,500   Pfizer, Inc. .......................   5,832,375
   67,000   Schering-Plough Corporation ........   3,521,687
   66,200   Warner-Lambert Company .............   4,385,750
                                                 -----------
                                                  22,591,325
                                                 -----------

  PUBLISHING--11.5%
  -----------------
   95,100   A.H. Belo Corporation,
              Class "A" ........................   1,800,956
  104,800   Central Newspapers, Inc.,
              Class "A" ........................   4,434,350
   56,000   Gannett Company ....................   3,804,500
  142,000   New York Times Company,
              Class "A" ........................   5,546,875
   28,000   Tribune Company ....................   2,612,750
  159,500   Valassis Communications, Inc. ......   6,978,125
   36,290   Ziff-Davis, Inc. * .................     560,226
                                                 -----------
                                                  25,737,782
                                                 -----------
  REAL ESTATE INVESTMENT TRUST--0.5%
  ----------------------------------
   45,000   Manufactured Home
              Communities, Inc. ................   1,096,875
                                                 -----------
  RETAIL STORES--3.2%
  -------------------
   77,200   Tandy Corporation ..................   3,647,700
  155,000   Walgreen Company ...................   3,594,062
                                                 -----------
                                                   7,241,762
                                                 -----------

  SERVICES--3.2%
  --------------
   74,000   Cendant Corporation * ..............   1,327,375
   45,100   Galileo International, Inc. ........   2,187,350
  261,000   Service Corporation
              International ....................   3,605,062
                                                 -----------
                                                   7,119,787
                                                 -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                     MARKET
     SHARES                                           VALUE
     ------                                          ------
COMMON STOCKS (CONTINUED)
-------------------------

  TELECOMMUNICATIONS--12.4%
  -------------------------
   47,000   American Tower Corporation,
              Class "A" .......................   $  1,069,250
   28,000   Crown Castle International
              Corporation * ...................        423,500
  103,600   Echostar Communications
              Corporation, Class "A" * ........      8,663,550
   62,000   MCI WorldCom, Inc. * ..............      4,696,500
   42,000   QUALCOMM, Inc. * ..................      8,071,875
   38,000   Sprint Corporation
              (PCS Group) * ...................      2,270,500
   36,300   Telephone & Data
              Systems, Inc. ...................      2,522,850
                                                  ------------
                                                    27,718,025
                                                  ------------
  UTILITIES-DIVERSIFIED--4.2%
  ---------------------------
  153,300   AES Corporation ...................      9,303,394
                                                  ------------
Total Common Stocks
 (cost $146,718,963)...........................    212,761,623
                                                  ------------
REPURCHASE AGREEMENT--4.8%(a)
-----------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated
August 31, 1999 @ 5.30% to be
repurchased at $10,756,583
on September 1, 1999, collateralized by
$11,000,000 United States Treasury Bonds,
6.38% due August 15, 2027, (market value
$10,997,833 including interest)
(cost $10,755,000).............................     10,755,000
                                                  ------------
TOTAL INVESTMENT PORTFOLIO
 (cost $157,473,963)(b), 99.6%(a)..............    223,516,623
OTHER ASSETS AND LIABILITIES, net, 0.4%(a)             856,368
                                                  ------------
NET ASSETS, 100.0% ............................   $224,372,991
                                                  ============

-------------------

 *        Non-income producing security.
 (a)      Percentages indicated are based on net assets.
 (b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $66,042,660 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $70,161,286 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $4,118,626.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1999
--------------------------------------------------------------------------------

ASSETS
------

Investments, at market value (identified cost $146,718,963) (Note 1) .....................               $ 212,761,623
Repurchase agreement (Identified cost $10,755,000) (Note 1) ..............................                  10,755,000
Cash .....................................................................................                         769
Receivables:
  Fund shares sold .......................................................................                   1,219,831
  Dividends and interest .................................................................                     106,315
Deferred state qualification expenses (Note 1) ...........................................                      12,017
Prepaid insurance (Note 1) ...............................................................                       2,885
                                                                                                         -------------
    Total Assets .........................................................................                 224,858,440

LIABILITIES
-----------

Payables (Note 4):
  Fund shares redeemed ...................................................................  $153,050
  Accrued management fee .................................................................   141,491
  Accrued distribution fee ...............................................................    96,860
  Other accrued expenses .................................................................    94,048
    Total Liabilities ....................................................................                     485,449
                                                                                                         -------------
Net assets, at market value ..............................................................               $ 224,372,991
                                                                                                         =============
NET ASSETS
----------

Net assets consist of:
  Paid-in capital ........................................................................               $ 136,297,828
  Accumulated net realized gain ..........................................................                  22,032,503
  Net unrealized appreciation on investments .............................................                  66,042,660
                                                                                                         -------------
Net assets, at market value ..............................................................               $ 224,372,991
                                                                                                         =============
CLASS A SHARES
--------------

Net asset value and redemption price per share ( $169,067,206 divided by
 6,221,217 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ......               $       27.18
                                                                                                         =============
Maximum offering price per share (100/95.25 of $27.18 ) ..................................               $       28.54
                                                                                                         =============
CLASS B SHARES
--------------

Net asset value, offering price and redemption price per share ( $20,137,316 divided by
  762,639 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ........              $       26.40
                                                                                                         =============
CLASS C SHARES
--------------
Net asset value, offering price and redemption price per share ( $35,168,469 divided by
 1,332,714 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ......               $       26.39
                                                                                                         =============



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------
Income:
  Dividends ...................................................................                         $  1,173,882
  Interest ....................................................................                              373,119
                                                                                                        ------------
    Total Income ..............................................................                            1,547,001

Expenses (Notes 1 and 4):
  Management fee ..............................................................       $1,378,107
  Distribution fee (Class A Shares) ...........................................          539,828
  Distribution fee (Class B Shares) ...........................................          131,473
  Distribution fee (Class C Shares) ...........................................          243,050
  Shareholder servicing fees ..................................................          108,265
  Custodian/Fund accounting fees ..............................................           75,818
  Professional fees ...........................................................           47,971
  State qualification expenses ................................................           45,872
  Reports to shareholders .....................................................           10,473
  Federal registration fees ...................................................            9,498
  Trustees' fees and expenses .................................................            9,288
  Insurance ...................................................................            8,994
  Other .......................................................................            1,601
                                                                                    ------------
    Total expenses ............................................................                            2,610,238
                                                                                                        ------------
Net investment loss ...........................................................                           (1,063,237)
                                                                                                        ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT
------------------------------------------
Net realized gain from investment transactions ................................                           23,111,162
Net increase in unrealized appreciation of investments during the year ........                           31,487,745
                                                                                                        ------------
   Net gain on investments ....................................................                           54,598,907
                                                                                                        ------------
Net increase in net assets resulting from operations ..........................                         $ 53,535,670
                                                                                                        ============

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          FOR THE YEARS ENDED
                                                                                  -------------------------------------
                                                                                   AUGUST 31, 1999     AUGUST 31, 1998
                                                                                  -----------------   -----------------
Increase in net assets:
Operations:
  Net investment loss .........................................................     $ (1,063,237)       $   (413,139)
  Net realized gain from investment transactions ..............................       23,111,162           9,960,883
  Net increase in unrealized appreciation of investments during the year ......       31,487,745           5,542,290
                                                                                    ------------        ------------
  Net increase in net assets resulting from operations ........................       53,535,670          15,090,034
Distributions to shareholders from:
  Net realized gains Class A Shares, ($1.32 and $2.13 per share, respectively).       (6,989,221)         (9,263,114)
  Net realized gains Class B Shares, ($1.32 per share) ........................         (477,834)                 --
  Net realized gains Class C Shares, ($1.32 and $2.13 per share, respectively).         (983,407)           (331,791)
Increase in net assets from Fund share transactions (Note 2) ..................       57,959,964          31,767,147
                                                                                    ------------        ------------
Increase in net assets ........................................................      103,045,172          37,262,276
Net assets, beginning of year .................................................      121,327,819          84,065,543
                                                                                    ------------        ------------
Net assets, end of year .......................................................     $224,372,991        $121,327,819
                                                                                    ============        ============



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                            CLASS A SHARES
                                                    -------------------------------------------------------------
                                                                         FOR THE YEARS ENDED
                                                                              AUGUST 31,
                                                    -------------------------------------------------------------
                                                      1999        1998        1997          1996           1995
                                                    --------    --------    --------      ---------      --------
NET ASSET VALUE, BEGINNING OF YEAR ...............  $  20.34    $  18.60    $  15.58      $   15.53      $  15.30
                                                    --------    --------    --------      ---------      --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (a) ...............     (0.10)      (0.07)      (0.06)          0.00 (b)      0.08
  Net realized and unrealized gain on
    investments ..................................      8.26        3.94        4.85           1.81          1.37
                                                    --------    --------    --------      ---------      --------
  Total from Investment Operations ...............      8.16        3.87        4.79           1.81          1.45
                                                    --------    --------    --------      ---------      --------
LESS DISTRIBUTIONS:
  Dividends from net investment income ...........        --          --          --          (0.04)        (0.06)
  Distributions from net realized gains ..........     (1.32)      (2.13)      (1.77)         (1.72)        (1.16)
                                                    --------    --------    --------      ---------      --------
  Total Distributions ............................     (1.32)      (2.13)      (1.77)         (1.76)        (1.22)
                                                    --------    --------    --------      ---------      --------
NET ASSET VALUE, END OF YEAR .....................  $  27.18    $  20.34    $  18.60      $   15.58      $  15.53
                                                    ========    ========    ========      =========      ========
TOTAL RETURN (%) (c) .............................     41.18       21.45       33.61          12.79         10.85
RATIOS (%)/ SUPPLEMENTAL DATA
  Operating expenses, net, to average daily net
    assets (a) ...................................      1.29        1.41        1.48           1.54          1.62
  Net investment income (loss) to average daily
    net assets ...................................      (.45)       (.34)       (.30)          (.02)          .49
 Portfolio turnover rate .........................        44          25          42             54            66
 Net assets, end of year (millions) ..............       169         104          81             70            73


                                                           CLASS B SHARES
                                                    --------------------------
                                                        FOR THE YEARS ENDED
                                                             AUGUST 31,
                                                    --------------------------
                                                      1999             1998/dagger//dagger/
                                                    --------        ----------
NET ASSET VALUE, BEGINNING OF YEAR ...............  $  19.91        $    19.36
                                                    --------        ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (a) ...............     (0.19)            (0.06)
  Net realized and unrealized gain on
    investments ..................................      8.00              0.61
                                                    --------        ----------
  Total from Investment Operations ...............      7.81              0.55
                                                    --------        ----------
LESS DISTRIBUTIONS:
  Dividends from net investment income ............       --                --
  Distributions from net realized gains ...........    (1.32)               --
                                                    --------        ----------
  Total Distributions .............................    (1.32)               --
                                                    --------        ----------
Net asset value, end of year .....................  $  26.40        $    19.91
                                                    ========        ==========
TOTAL RETURN (%) (c) .............................     40.27              2.84 (d)
RATIOS (%)/ SUPPLEMENTAL DATA
  Operating expenses, net, to average daily net
    assets (a) ...................................      1.92              2.01 (e)
  Net investment income (loss) to average daily
    net assets ...................................     (1.10)             (.86)(e)
  Portfolio turnover rate ........................        44                25
  Net assets, end of year (millions) .............        20                 5

                                                                              CLASS C SHARES
                                                    -------------------------------------------------------------------
                                                                           FOR THE YEARS ENDED
                                                                                AUGUST 31,
                                                    -------------------------------------------------------------------
                                                      1999        1998        1997           1996               1995/dagger/
                                                    --------    --------    --------      ----------         ----------
NET ASSET VALUE, BEGINNING OF YEAR ...............  $  19.90    $  18.34    $  15.46      $    15.50         $    14.18
                                                    --------    --------    --------      ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (a) ...............     (0.19)      (0.09)      (0.13)          (0.03) (b)         (0.01)
  Net realized and unrealized gain on
    investments ..................................      8.00        3.78        4.78            1.75               1.33
                                                    --------    --------    --------      ----------         ----------
  Total from Investment Operations ...............      7.81        3.69        4.65            1.72               1.32
                                                    --------    --------    --------      ----------         ----------
LESS DISTRIBUTIONS:
  Dividends from net investment income ...........        --          --          --           (0.04)                --
  Distributions from net realized gains ..........     (1.32)      (2.13)      (1.77)          (1.72)                --
                                                    --------    --------    --------      ----------         ----------
  Total Distributions ............................     (1.32)      (2.13)      (1.77)          (1.76)                --
                                                    --------    --------    --------      ----------         ----------
NET ASSET VALUE, END OF YEAR .....................  $  26.39    $  19.90    $  18.34      $    15.46         $    15.50
                                                    ========    ========    ========      ==========         ==========
TOTAL RETURN (%) (c) .............................     40.29       20.72       32.91           12.16               9.31 (d)
RATIOS (%)/ SUPPLEMENTAL DATA
  Operating expenses, net, to average daily net
    assets (a) ...................................      1.92        2.00        2.04            2.05               2.17 (e)
  Net investment income (loss) to average daily
    net assets ...................................     (1.10)       (.90)       (.88)           (.57)              (.33)(e)
  Portfolio turnover rate ........................        44          25          42              54                 66
  Net assets, end of year (millions) .............        35          12           3               1                .4

-------
         /dagger/ For the period April 3, 1995 (commencement of Class C Shares)
                  to August 31, 1995.
 /dagger//dagger/ For the period January 2, 1998 (commencement of Class B
                  Shares) to August 31, 1998.
              (a) Excludes management fees waived by the Manager in the amount of less than $0.04 and $0.04 per Class A Shares for the two years ended August 31, 1995 and 1996, respectively. The operating expense ratios including such items would have been 1.87% and 1.81% for Class A Shares for the two years ended August 31, 1995 and 1996, respectively. Excludes management fees waived by the Manager in the amount of less than $0.04 and $0.04 per Class C Share for the two years ended August 31, 1995 and 1996, respectively. The operating expense ratio including such items would have been 2.30% and 2.42% (annualized) for Class C Shares for the two years ended August 31, 1995 and 1996, respectively.
              (b) Amounts calculated prior to reclassification of $23,981. The effect of such reclassification would have no effect on net investment income for Class A Shares and would have resulted in an increase in net investment income of $0.10 for Class C shares.
              (c) Does not reflect the imposition of a sales charge.
              (d) Not annualized.
              (e) Annualized.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Capital Appreciation Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its objective by investing primarily in common stocks selected for their potential to achieve capital appreciation over the long term. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares are sold subject to a maximum contingent deferred sales charge of 5% of the lower of net asset value or purchase price payable upon any redemption made, declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        SECURITY VALUATION: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange or the Nasdaq Stock Market on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost which, approximates market.

        REPURCHASE AGREEMENTS: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

        FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investment for both financial and federal income tax reporting purposes.

        STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

        EXPENSES: The Fund is charged for those expenses which are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as trustees fees, insurance expense, etc., are allocated proportionately among the Heritage Funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

        CAPITAL ACCOUNTS: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: FUND SHARES. At August 31, 1999, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A, B and C Shares of the Fund during the year ended August 31, 1999, were as follows:

                                                  CLASS A SHARES                CLASS B SHARES                CLASS C SHARES
                                           ---------------------------   ---------------------------   ----------------------------
                                              SHARES         AMOUNT         SHARES         AMOUNT         SHARES          AMOUNT
                                           ------------   ------------   ------------   ------------   ------------    ------------
        FOR THE YEAR ENDED AUGUST 31, 1999
          Shares sold ...................     1,525,107   $ 38,812,480        521,926   $ 13,082,756        906,945    $ 22,504,638
          Shares issued on reinvestment
            of distributions ............       292,671      6,833,858         20,394        464,787         41,940         955,395
          Shares redeemed ...............      (698,608)   (17,804,722)       (54,591)    (1,425,258)      (224,397)     (5,463,970)
                                           ------------   ------------   ------------   ------------   ------------    ------------
          Net increase ..................     1,119,170   $ 27,841,616        487,729   $ 12,122,285        724,488    $ 17,996,063
                                                          ============                  ============                   ============
          Shares outstanding:
            Beginning of year ............    5,102,047                       274,910                       608,226
                                           ------------                  ------------                  ------------
            End of year ..................    6,221,217                       762,639                     1,332,714
                                           ============                  ============                  ============

        Transactions in Class A and C Shares of the Fund during the year ended August 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to August 31, 1998, were as follows:

                                                      CLASS A SHARES               CLASS B SHARES               CLASS C SHARES
                                               ---------------------------   --------------------------  --------------------------
                                                  SHARES         AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
                                               ------------   ------------   ------------  ------------  ------------  ------------
          FOR THE YEAR ENDED AUGUST 31, 1998
            Shares sold .......................     814,994   $ 18,387,400        283,707  $  6,354,813       487,516  $ 10,793,635
            Shares issued on reinvestment of
              distributions ...................     470,334      9,072,734             --            --        17,500       331,791
            Shares redeemed ...................    (567,161)   (12,188,566)        (9,797      (213,028)      (34,936)     (771,632)
                                               ------------   ------------   ------------  ------------  ------------  ------------
          Net increase .......................      718,167   $ 15,271,568        273,910  $  6,141,785       470,080  $ 10,353,794
                                                              ============                  ===========                ===========
            Shares outstanding:
              Beginning of year ..............    4,383,880                         1,000                     138,146
                                               ------------                  ------------                ------------
              End of year ....................    5,102,047                       274,910                     608,226
                                               ============                  ============                ============

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended August 31, 1999, purchases and sales of investment securities (excluding repurchase agreements and short-tem obligations) aggregated $120,514,530 and $76,851,297, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT, FUND ACCOUNTING AND TRUSTEES FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of .75% of the Fund's average daily net assets, computed daily and payable monthly. Pursuant to the current registration statement dated January 4, 1999, the Manager has agreed to waive its fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.45% of the Class A Share average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.20% of that classes' average daily net assets for the fiscal year ending August 31, 1999. No fees were waived and no expenses were reimbursed for the fiscal year ending August 31, 1999.

        The Manager entered into an agreement with Goldman Sachs Asset Management (the "Subadviser") to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly. For the fiscal year ending August 31, 1999 the subadviser earned $459,368, which was paid by the Manager.

        From December 12, 1985 (commencement of operations) through February 26, 1995, Eagle Asset Management, Inc, a wholly owned subsidiary of Raymond James Financial, Inc., was the sole subadviser to the Fund. Although Eagle remains a subadviser to the Fund, there are no assets currently allocated to Eagle.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of August 31, 1999 was $24,000. In addition, the Manager performs Fund Accounting services for the Fund and charged $49,326 during the year, of which $8,900 was payable as of August 31, 1999.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $467,507 in front-end sales charges for Class A Shares, $42,418 in contingent deferred sales charges for Class B Shares and $11,984 in contingent deferred sales charges for Class C Shares for the fiscal year ending August 31, 1999. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs. Agency brokerage commissions for the Fund for the year ended August 31, 1999 were $206,766, of which $2,580 was paid to Raymond James & Associates, Inc.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to .50% of the average daily net assets for Class A Shares. The Class B and C Shares Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets for Class B and Class C Shares, respectively. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Income Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager or its affiliates (collectively referred to as the Heritage Mutual Funds). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or an employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Note 5: FEDERAL INCOME TAXES. For the year ended August 31, 1999, to reflect reclassification arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited accumulated net investment loss and charged accumulated net realized gain for $1,063,237.

--------------------------------------------------------------------------------
              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Heritage Capital Appreciation Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heritage Capital Appreciation Trust (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP
Tampa, Florida
October 13, 1999











--------------------------------------------------------------------------------
                         1999 FEDERAL INCOME TAX NOTICE
                                  (UNAUDITED)
--------------------------------------------------------------------------------

     During the year ended August 31, 1999, the Fund paid to shareholders $8,450,462 or $1.32 per share from long-term capital gains.

HERITAGE FAMILY OF FUNDS(TM)

FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.


HERITAGE MONEY MARKET FUNDS
Cash Trust Money Market
Cash Trust Municipal Money Market


HERITAGE BOND FUNDS
High Yield
Intermediate Government


HERITAGE STOCK FUNDS
Aggressive Growth
Capital Appreciation
Growth Equity
Income-Growth
International
Mid Cap
Small Cap
Value Equity


We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.


This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.


Copyright 1999 Heritage Asset Management, Inc.


15M
AR5331 CA 10/99



[HERITAGE LOGO]     Heritage Capital Appreciation Trust
                    P.O. Box 33022
                    St. Petersburg, FL 33733
--------------------------------------------------------------------------------
  ADDRESS SERVICE REQUESTED